T. ROWE PRICE
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Media & Telecommunications Fund, Inc.

 Supplement to prospectus dated May 1, 2001
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 On July 24, 2001, the fund's directors approved the removal of the 35%
 restriction on foreign holdings. Effective September 1, 2001, the fund will be permitted to invest in foreign securities without limitation.

 The paragraph entitled "Foreign Securities" on page 20 is replaced with the following:

 Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

 Operating policy  There is no limit on fund investments in foreign securities.
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 The date of this supplement is August 10, 2001.
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                                                                 C06-041 8/10/01